Exhibit 10.4
UNIGENE LABORATORIES, INC.
FORM OF STOCK OPTION AGREEMENT

AGREEMENT dated as of September 27, 2012 between UNIGENE LABORATORIES, INC., a Delaware corporation, with principal offices at 81 Fulton Street, Boonton, NJ 07005 (the “Company”), and Brian Zietsman, (the “Optionee”).

W I T N E S S E T H :

WHEREAS, the Company has granted to the Optionee a non-qualified stock option to purchase shares of the Company’s Common Stock having a par value of $.01 per share (“Common Stock”), which was approved by the Board of Directors of the Company on September 20, 2012.  In the event the Company obtains shareholder approval within one year of the date of grant, the stock option shall be issued as an Incentive Stock Option to the extent permitted by applicable law.

NOW, THEREFORE, to evidence the stock option so granted, the Company and the Optionee hereby agree as follows:

1.         Confirmation of Grant; Option Price.           The Company hereby evidences and confirms its grant to the Optionee, effective September 27, 2012 (“date of grant”), of a non qualified stock option (the “Option”) to purchase a total of 250,000 shares of Common Stock at an option price of $0.10 per share, exercisable as hereinafter set forth.  The Option shall be subject to the terms and conditions of this Agreement including the Supplemental Terms to Stock Option Agreement in the form of Exhibit A, a copy of which is annexed hereto.

2.         Vesting; Expiration Date.
The Option is exercisable in full on September 27, 2013.

Subject to the provisions of this Agreement and Exhibit A, the Option may be exercised in whole or in part, on a cumulative basis, on or after the date when it becomes exercisable as set forth above, but no later than the expiration date of the Option or earlier termination date as hereinafter set forth.

This Option expires at midnight (New York Time) on September 26, 2022 (“Termination Date”) (being ten (10) years from the date of grant of this Option), unless sooner terminated as provided in this Agreement or Exhibit A.

3.         Death of Optionee or Other Termination of Employment.

(a)         Provided that the Option has not theretofore expired, the Option shall terminate upon termination of the Optionee’s employment with the Company, whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such Option, except that:

(i)        Upon termination of employment (other than by death or for Cause), the Optionee may, within three (3) months after the date of termination of employment, purchase all or any part of the shares of Common Stock which such Optionee was entitled to purchase under the Option on the date of termination of employment.

(ii)       Upon the death of any Optionee while employed by the Company or within the three (3) month period referred to in Paragraph 3(a)(i) above, the Optionee’s estate or the person to whom the Optionee’s rights under the Option are transferred by Will or the laws of descent and distribution may, within one hundred eighty (180) days after the date of the Optionee’s death, purchase all or any part of the shares of Common Stock which the Optionee was entitled to purchase under the Option on the date of death.

Nothing in this Paragraph 3 shall authorize the exercise of the Option after the expiration of the exercise period herein provided, nor later than ten (10) years after the date of grant.

(iii)      If the employment of the Optionee by the Company terminates by reason of discharge for Cause, the Option shall terminate upon the giving of notice of termination to the Optionee or on the termination date stated in the Option, whichever is earlier.  The term Cause shall mean discharge from employment because of fraud, disclosure of trade secrets, activities in competition with the business of the Company, misappropriation of assets of the Company, intentional acts materially harmful to the Company or its business, or conviction of a crime involving moral turpitude.

(b)        Anything hereinabove to the contrary notwithstanding, the Option may be terminated sooner than hereinabove provided, in accordance with other provisions of this Agreement or Exhibit A..

(c)       Whether the Optionee’s absence from employment by reason of illness or military or government service shall constitute termination of employment for the purposes of this Option shall be determined by the Board or the Committee in accordance with the Company’s applicable policies.

(d)       The grant of this Option shall not be deemed to confer upon the Optionee the right to continued employment by the Company.

4.         Notice of and Requirements With Respect to Exercise.

(a)        The Option shall be exercised only by written Notice of Exercise delivered to the Company, signed by the Optionee or, in the event of the Optionee’s death or incompetence, by the person or persons entitled to exercise the same under Paragraph 5 hereof, specifying the number of shares in respect of which the Option is being exercised. The Option shall be exercised only with respect to whole shares and no fractional shares will be issued. Such Notice of Exercise shall be in the form annexed hereto as Exhibit B, subject to such changes as may be prescribed from time to time and communicated to the Optionee.  The exercise of the Option shall not be deemed to be complete until full compliance with subparagraphs (a), (b), (c) and (d) of the Paragraph 4 and the Company shall have no obligation to issue any shares in the absence of such compliance.

(b)        Due exercise of the Option is conditioned upon the payment in full of the option price of the shares with respect to which the Option is exercised and any applicable taxes and withholding, and such payment shall accompany the Notice of Exercise.

(c)         In the event of the exercise of the Option by the person or persons entitled to exercise the same upon the death or incompetence of the Optionee as provided in Paragraph 5  hereof, the Notice of exercise shall be accompanied by a certified copy of the Optionee’s last will and testament, if any, with proof of admission to probate, proof of appointment of the committee for an incompetent Optionee, current letters testamentary or letters of administration, necessary estate tax waivers, and any other proof as counsel to the Company may reasonably request as to the right of such person or persons to exercise the Option and as to compliance with estate and inheritance tax laws.

(d)       The Optionee agrees that at the time of exercise of the Option, the Optionee or, in the event of the Optionee’s death or incompetence, the person exercising the Option pursuant to Paragraph 5 hereof, shall, in writing, make such investment representation and agreement restricting the transfer of the shares issued to the Optionee or to such person, as the Company shall,  from time to time on advice of counsel, deem necessary or advisable to comply with the provisions of Paragraph 8 hereof and with the Securities Act of 1933, as amended  (“Act”), or any Blue Sky Law or similar law, rule or regulation of any jurisdiction.  Such investment representation and agreement may, at the option of the Company, be incorporated in the form of Notice of Exercise of the Option.  The Optionee agrees that if the Company, on advice of counsel, shall deem it necessary or advisable, the stock certificates representing such shares and any shares issued with respect thereto, shall bear legends in such form and substance as the Company may determine, from time to time, relating to any such representation and agreement and any restrictions on transfer under the Act, or other applicable law and that they will, promptly after demand by the Company, deliver to the Company for endorsement of such legends, all stock certificates representing such shares.

5.           Non-Transferability of and Persons Entitled to Exercise the Option.  The Option is not assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution and any attempted transfer in violation of this provision shall be void.  During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee or the duly appointed committee of an incompetent Optionee.  After the Optionee’s death, the Option shall be exercisable only by the Optionee’s personal representatives or the person or persons to whom the right to exercise the same shall pass by will or the laws of descent and distribution.  This Agreement shall in all respects be binding upon such transferees.

6.           Rights as a Stockholder.  Neither the Optionee nor any other person shall have any rights as a stockholder with respect to any share covered by this Option unless and until they shall have become the holder of record of such shares.

7.           Adjustments, Termination and Acceleration of Options in Certain Events.  To the extent deemed equitable and appropriate by the Board or the Committee, in its sole discretion, the number, price and class of shares covered by the Option shall be appropriately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company, spin-off, split-up, rights offering, and any merger or consolidation, reorganization, exchange of shares, or other change in the corporate structure (“corporate change”), liquidation or dissolution.  The Option may pertain to the securities and other property which holders of Common Stock would be entitled to receive in connection with such event.  Notwithstanding the foregoing, and unless the acquiring, surviving or continuing corporation agrees in writing to assume the obligations under the Option, in the event of a dissolution or liquidation of the Company, or a transfer of all or substantially all of its assets, or a merger or consolidation, or corporate change, the Board or the Committee may, in its sole discretion, terminate the Option as of the effective date of such event or accelerate the date when any or all installments of the Option shall become exercisable.  Options granted need not be treated identically by the Board or the Committee with respect to termination, acceleration or assumption.  All decisions of the Board or the Committee hereunder shall be final and binding upon the Optionee.

8.           Restrictions on Exercise and Transfer.   Notwithstanding any of the other provisions of this Agreement, the Optionee agrees that the Option shall not be exercisable and the shares issued pursuant to the exercise of the Option shall not be issued to the Optionee or thereafter transferred by the Optionee (a) if the Board or the Committee determines that the exercise of the Option or the issuance by the Company of shares pursuant to such exercise or the subsequent transfer of the shares issued upon the exercise of such Option would constitute a violation by the Optionee or by the Company of any provisions of any law, rule or regulation of any governmental or regulatory body or stock exchange or (b) if the Board or the Committee, on advice of counsel, shall determine such exercise, issuance or transfer to be undesirable prior to registration of such shares for issuance and/or resale under the Act, and/or listing of such shares with a securities exchange and/or receipt of the consent or approval of any governmental or regulatory body or stock exchange, as the case may be.  In no event shall the Company be obligated to issue or transfer any shares upon the exercise of any Option or upon subsequent transfer of such shares unless a registration statement under the Act is then in effect and current with respect to the issue or transfer of such shares or the Company, on advice of counsel, determines that exemption from registration under the Act is then available.  Any determination made in good faith by the Company in this connection shall be final, binding and conclusive on all persons whomsoever for all purposes.  The Company shall have no obligation to register the shares issuable upon exercise of the Option under the Act or to list such shares on any stock exchange or to continue such registration or listing.  The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto or any subsequent transfer of such shares to comply with any law or regulation of any governmental or regulatory authority or stock exchange.  For purposes of this Agreement, a securities exchange or stock exchange shall include a national securities market system.

9.           Withholding.  The Optionee agrees that the Company may withhold from any sums owed to the Optionee for any reason or require payment to the Company of any or all taxes or withholding which it reasonably believes may be required by law to be paid or withheld in connection with the grant or exercise of the Option or the disposition of any shares acquired in connection therewith.  To avoid delaying the issuance of shares upon the exercise of the Option by reason of non-payment of required taxes and withholding, the Optionee should confirm the amount to be paid with the Company before delivering the Notice of Exercise to the Company.

10.           Interpretation.  Any dispute or disagreement which shall arise under this Agreement shall be determined by the Company, in its sole judgment and discretion, and such determination by the Company shall be final, binding and conclusive on all persons for all purposes.

11.           Notices.

(a)           Notice to the Company.  Notices intended for the Company shall be deemed validly given only if delivered in person to, or duly sent, postage and fees prepaid, by registered mail or national courier service addressed to the Company at its principal office and to the attention of the Controller, or to such other address or officer as the Company or its successors may hereafter designate by written notice pursuant to subparagraph (b) of this Paragraph 11.

(b)           Notice to the Optionee and Permitted Transferees.  Notices intended for the Optionee shall be deemed validly given only if delivered in person or duly sent, postage and fees prepaid, by mail or national courier service to the last known address of the Optionee as it appears on the records of the Company or to such other address as the Optionee or his permitted transferees shall designate by written notice pursuant to subparagraph (a) of this Paragraph 11.

(c)           General.  All notices shall be in writing and shall be effective at the time of delivery in person or, in the case of delivery by mail or courier service, when duly deposited in the mails or with the national courier service, postage and fees prepaid, provided however, a Notice of Exercise of Option shall be effective only upon actual receipt by the Company.

12.           Miscellaneous.  The provisions of this Agreement shall survive the exercise of the Option and the issuance of shares pursuant to such exercise.

IN WITNESS WHEREOF, The Company has caused this Agreement to be executed and its seal to be affixed hereto by its officers hereunto duly authorized, and the Optionee has signed this Agreement, as of the date first above written.

UNIGENE LABORATORIES, INC.

BY	/s/ Ashleigh Palmer
Chief Executive Officer
 A T T E S T:

/s/ Gregory Mayes
Secretary

[ S E A L ]

Agreed to and Countersigned By:

/s/ Brian Zietsman
[Optionee]

Exhibit A

UNIGENE LABORATORIES, INC.
SUPPLEMENTAL TERMS OF STOCK OPTION AGREEMENT

Section 1.     Definitions.  As used herein, the following definitions shall apply:

1.1.           “Award” means this award of an option to purchase shares of the Company’s Common Stock (as defined below).

1.2.           “Award Agreement” means this written agreement evidencing an Award.

1.3.           “Board” means the Board of Directors of the Company.

1.4.           “Cause” means,

(a)           if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, “Cause” shall have the same meaning as such term is defined therein;

(b)           if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the same meaning as such term is defined in the applicable Award Agreement;

(c)           if neither (a) nor (b) applies, then “Cause” shall mean (i) the Participant’s willful misconduct or gross negligence in connection with the performance of the Participant’s duties for the Company or its Subsidiaries; (ii) the Participant’s conviction of, or a plea of nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant’s engaging in any business that directly or indirectly competes with the Company or  its Subsidiaries; (iv) disclosure of trade secrets, customer lists or confidential information of the Company, its Subsidiaries or Affiliates to a competitor or unauthorized person; as determined by the Committee in its sole discretion.

1.5.           “Change in Control” means, unless otherwise determined by the Committee or provided in an Award Agreement,

(a)           the acquisition in one or more transactions by any “Person” (as such term is used for purposes of section 13(d) or section 14(d) of the 1934 Act) but excluding, for this purpose, the Company or its Subsidiaries, any Stockholder of the Company or any employee benefit plan of the Company or its Subsidiaries, of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the 1934 Act) of thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(b)           the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company’s Stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

(c)           a merger or consolidation involving the Company if the Stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation;

(d)           a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

(e)           acceptance by Stockholders of the Company of shares in a share exchange if the Stockholders of the Company immediately before such share exchange, do not own, directly or indirectly, immediately following such share exchange, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such share exchange.

(f)           for the avoidance of doubt, the transaction consummated onSeptember 21, 2012 between the Company and Victory Park Capital, including the matters contemplated thereby, is excluded from this definition

1.6.           “Code” means the Internal Revenue Code of 1986, as amended.  A reference to any provision of the Code shall include reference to any successor provision of the Code.

1.7.           “Common Stock” means the common stock of the Company, par value $.01 per share.

1.8.           “Company” means Unigene Laboratories, Inc., a Delaware corporation, or any successor corporation.

1.9.           “Committee” means the committee of two or more directors appointed by the Board to the Company’s Compensation Committee, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.  In the absence of the appointment of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

1.10.           “Disability” means a “disability” within the meaning of Section 409A of the Code and the regulations and guidance thereunder.

1.11.           “Employee” means an officer or other employee of the Company or a Subsidiary, including a director who is such an employee.

1.12.           “Exchange Act” means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

1.13.           “Fair Market Value” means, on any given date (i) if Common Stock is then listed on a national stock exchange, the closing price per share of Common Stock on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if Common Stock is not then listed on a national exchange, but is then quoted on NASDAQ or a similar quotation system, the closing price per share of Common Stock as quoted on NASDAQ or a similar quotation system on such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code (and, with respect to Incentive Stock Options, Section 422 of the Code) and the applicable guidance thereunder.

1.14.           “Incentive Stock Option” means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

1.15.           “Non-Employee Director” means a member of the Board who is not an Employee.

1.16.           “Non-Qualified Option” means an Option or portion thereof not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

1.17.           “Option” means a right granted to purchase a specified number of shares of Common Stock at a specified price.  An Option may be an Incentive Option or a Non-Qualified Option.

1.18.           “Participant” means any Employee or Non-Employee Director who receives an Award.

1.19.             “Subsidiary” means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

1.20.           “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

Section 2.     Eligibility.  Any Employee or Non-Employee Director shall be eligible to receive an Award; provided, however, that only persons who are employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as Incentive Stock Options.

2.1.           Options.  Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price.  Options may be either Incentive Stock Options or Non-Qualified Stock Options; provided that Incentive Stock Options may not be granted to Non-Employee Directors or Consultants.  The grant of Options shall be subject to the following terms and conditions:

(a)           Exercise Price.  The price per share at which Common Stock may be purchased upon exercise of an Option shall be not less than the Fair Market Value of a share of Common Stock on the date of grant (110% of Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(b)           Term of Options.  The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

(c)           Exercise of Option.  Each Option grant shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including (i) a vesting schedule based upon the passage of time, (ii) whether the exercise price for an Option shall be paid in cash, with shares of Common Stock, with any combination of cash and shares of Common Stock, or with other legal consideration that the Committee may deem appropriate, (iii) the methods of payment, which may include payment by attestation of shares and through cashless exercise arrangements, to the extent permitted by applicable law, and (iv) the methods by which, or the time or times at which, Common Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option.  Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option.  Unless otherwise determined by the Committee, each Option shall be exercisable for a period of 90 days following termination of employment other than for Cause and 180 days following the Participant’s death or Disability, to the extent the Option was otherwise exercisable at the time of such termination, death or Disability.  Unless otherwise determined by the Committee, for any other termination of employment, the Option shall not be exercisable following termination of employment.

(d)           Incentive Stock Options.  Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.

Section 3.     Exchange and Buy Out Provisions.  The Committee may at any time exchange or buy out any previously granted Award, or may provide in any Award Agreement terms and conditions under which the Participant must sell, or offer to sell, to the Company any unexercised Award, whether or not vested, or any Common Stock acquired pursuant to such Award for a payment in cash, Common Stock or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made or as may be set forth in the Award Agreement.

Section 4.     Change in Control.  Notwithstanding any provision to the contrary and unless otherwise provided in the applicable Participant’s Award Agreement, upon the occurrence of a Change in Control, the following provisions shall apply:

4.1.           Options.  Upon a Change in Control, unless otherwise provided by the Committee or in an Award Agreement, the Committee, in its discretion, may take one or more of the following actions with respect to all Options that are outstanding and unexercised as of such  Change in Control: (i) accelerate the vesting and exercisability of all such Options to the extent unvested and unexercisable, such that all outstanding Options are fully vested and exercisable, (ii) cancel all outstanding vested Options in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option as of the date of the Change in Control over the exercise price of such portion, (iii) terminate all Options immediately prior to the Change in Control, provided that the Company provide the Optionee an opportunity to exercise the Option within a specified period following the Optionee’s receipt of a written notice of such Change in Control and of the Company’s intention to terminate the Option prior to such Change in Control, or (iv) require the successor corporation, following a Change in Control if the Company does not survive such Change in Control, to assume all outstanding Options and to substitute such Options with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Optionees Grantees with respect to such Options.

4.2.           Committee Authority.  The judgment of the Committee with respect to any matter referred to in this Section 9 shall be conclusive and binding upon each Participant.

Section 5.     Adjustments upon Changes in Capitalization.

5.1.           In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, and (iii) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award.

Section 6.     Termination and Amendment.

Section 7.     No Right to Award, Employment or Service.  No Participant shall have any claim to be granted any award, and there is no obligation that the terms of Awards be uniform or consistent among Participants.  No action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Subsidiary.  Transfer of employment between the Company and its Subsidiaries and affiliates shall not be deemed a termination of employment.

Section 8.     Taxes.  Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder.  The Company or any Subsidiary is authorized to withhold from any payment relating to an Award, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include the ability to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.  Withholding of taxes in the form of shares of Common Stock from the profit attributable to the Award shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

Section 9.     Limits on Transferability; Beneficiaries.  No Award or other right or interest of a Participant shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.  Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards (other than Incentive Stock Options) or other rights or interests of a Participant be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners.  The Committee may attach to such transferability feature such terms and conditions as it deems advisable.  In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant.  A beneficiary, guardian, legal representative or other person claiming any rights from or through any Participant shall be subject to all terms and conditions of the Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 10.    Securities Law Requirements.

10.1.           No shares of Common Stock may be issued hereunder if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise issuable pursuant an Award granted hereunder, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such issuance.  In any of the events referred to in clause (i) or clause (ii) above, the issuance of such shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

10.2.           The Committee may require, as a condition to the issuance of shares hereunder, representations, warranties and agreements to the effect that such shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder.  The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

Section 11.    Fractional Shares.  The Company will not be required to issue any fractional shares of Common Stock.  The Committee may provide for the elimination of fractions and settlement of such fractional shares of Common Stock in cash.

Section 12.     Discretion.  In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any affiliate, any stockholder or any other person.

Section 13.     Governing Law.  The validity and construction of the Award Agreements shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

Exhibit B

NOTICE OF EXERCISE OF STOCK OPTION

(Date)

Unigene Laboratories, Inc.
81 Fulton Street
Boonton, NJ  07005

Attention:                         Human Resources

I hereby exercise the                                                  installment(s) of my stock option to the extent of                                                  shares of the Common Stock of Unigene Laboratories, Inc. (the “Company”).  I enclose herewith my check to the order of the Company for $                                         , which is the total option price for said shares, together with my further check in the sum of $                               representing taxes and withholding payable by me in connection with this exercise of the Option.

I expressly agree to remain liable for and to pay for any underpayment or additional payment of taxes and withholding payable by me in connection with the exercise of the Option or the subsequent transfer of shares issued to me upon exercise of the Option and authorize you, at your sole option, to deduct any or all of such amounts from any sums owed or hereafter owing to me by the Company.

Please deliver the stock certificate(s) therefore to me at the following address:

                                                                                                                                                                                                                   .

I also acknowledge that you have advised me to consult my tax advisor with respect to the tax treatment on the grant or exercise of the Option and disposition of these shares, including, but not limited to, the holding period requirements hereof, if any.

I acknowledge that if I am an officer or director or other “affiliate” of the Company at the time of the grant of the Option or become such at any time thereafter, I should consult a securities law advisor.  In particular, you have advised me that:

B-1

(a)
if I dispose of any of the shares acquired upon the exercise of the Option within six (6) months from the date of grant, the grant itself may not be exempt from Rule 16 (b) of the Exchange Act of 1934, as amended; and

(b)
notwithstanding that there may be a Registration Statement with respect to the issuance of the shares to me upon the exercise of the Option, as an “affiliate” of the Company, these shares are restricted stock and the stock certificate(s) to be issued to me representing said shares shall bear appropriate legends in accordance with the applicable laws including the following legend:

“The shares represented hereby have not been registered under the United States Securities Act of 1933, as amended, and may not be sold, transferred, assigned, pledged, or hypothecated absent an effective registration thereof under such Act or compliance with Rule 144 promulgated under such Act, or unless the Company has received an opinion of counsel, satisfactory to the Company and its counsel, that such registration is not required.”

Very truly yours,

(Signature of Optionee)

(Print Name of Optionee Here)

(Address of Optionee)

(Social Security Number)

B-2